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                       Sentinel Variable Products Trust

    Supplement dated February 11, 2005 to the Prospectus dated May 1, 2004, as supplemented September 21, 2004


Growth Index Fund Portfolio Manager Change. Effective January 1, 2005, Peter
W. Lert, Ph.D., became the portfolio manager of the Sentinel Variable Products Growth Index Fund. Mr. Lert joined NL Capital Management, Inc. ("NLCM") in 2004, as a Vice President & Senior Quantitative Analyst. Prior to joining NLCM, Mr. Lert was an investment professional with State Street Global Advisors from 2002- 2003, and with Fidelity Investments from 1992 - 2002. He has a total of 14 years of experience as an investment professional, and holds the Chartered Financial Analyst designation.









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